                         DELAWARE GROUP GOVERNMENT FUND

                          Delaware Core Plus Bond Fund
               (formerly, Delaware American Government Bond Fund)
                     Delaware Inflation Protected Bond Fund
                 (each, a "Fund" and collectively, the "Funds")

          Supplement to the Funds' Statement of Additional Information
                             dated November 28, 2006

On August 16,  2007,  the Board of Trustees of Delaware  Group  Government  Fund
unanimously  voted to approve  changes to the Funds'  investment  strategies and policies to: (1) broaden the Funds' investment authority to invest in swaps with maturities  of up to 30  years;  and (2)  permit  the  Funds to  invest  without restriction in loan participations.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following  information replaces the section entitled "Investment  Strategies and  Risks--  Interest  Rate Swaps"  beginning  on page 10 of the  Statement  of
Additional Information:

Interest Rate and Index Swaps
The Funds may invest in interest rate swaps to the extent  consistent with their investment objectives and strategies.  A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise  eligible to invest,  and subject to the  investment limitations on the instruments to which the purchased reference rate relates.

Swaps are  agreements  to exchange  payment  streams  over a period of time with another  party,  called  a  counterparty.  Each  payment  stream  is  based on a specified  rate,  which could be a fixed or variable  interest rate, the rate of return on an index,  or some other  reference  rate.  The  payment  streams  are calculated  with  reference  to a  hypothetical  principal  amount,  called  the notional principal or the notional amount. For example, in an interest rate swap one  party  may  agree to pay a fixed  interest  rate to a  counterparty  and to receive in return  variable  interest rate payments from the  counterparty.  The amount that each party pays is calculated by multiplying  the fixed and variable rates,  respectively,  by the notional  amount.  The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction;  it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate  interest  rate swap  contract  with a  broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The  broker/dealer  intermediary enters  into  numerous  transactions  of this sort,  and  attempts  to mange its portfolio  of  swaps  so as  to  match  and  offset  its  payment  receipts  and obligations.

The typical minimum notional amount is $5 million.  Variable  interest rates are usually set by reference to the London  Inter-Bank  Offered Rate ("LIBOR").  The
typical  maximum term of an interest rate swap  agreement  ranges from one to 12 years. Index swaps tend to be shorter-term, often for one year.

A Fund may also engage in index swaps,  also called total  return  swaps.  In an index swap, a Fund may enter into a contract  with a  counterparty  in which the counterparty  will make payments to the Fund based on the positive returns of an index,  such as a  corporate  bond  index,  in return for the Fund paying to the counterparty  a fixed  or  variable  interest  rate,  as well as  paying  to the counterparty  any  negative  returns  on the  index.  In a  sense,  the  Fund is purchasing  exposure  to an index in the  amount of the  notional  principal  in return for making  interest  rate  payments on the notional  principal.  As with interest rate swaps,  the notional  principal does not actually  change hands at any point in the transaction.  The  counterparty,  typically an investment bank, manages  its  obligations  to make  total  return  payments  by  maintaining  an inventory of the fixed income securities that are included in the index.

Swap transactions provide several benefits to a Fund. Interest rate swaps may be used  as a  duration  management  tool.  Duration  is  a  measure  of  a  bond's interest-rate sensitivity,  expressed in terms of years because it is related to the length of time  remaining  on the life of a bond.  In general,  the longer a bond's  duration,  the more  sensitive  the  bond's  price will be to changes in interest rates.  The average  duration of a Fund is the weighted  average of the durations of the Fund's fixed-income securities.

If a Fund wished to shorten the  duration of certain of its assets,  longer term assets could be sold and shorter term assets  acquired,  but these  transactions have potential tax and return  differential  consequences.  By using an interest rate swap,  a Fund could  agree to make  semi-annual  fixed  rate  payments  and receive semi-annual  floating rate LIBOR payments adjusted every six months. The duration  of the  floating  rate  payments  received by the Fund will now be six months.  In effect,  the Fund has reduced the  duration of the  notional  amount invested from a longer term to six months over the life of the swap agreement.

A Fund may also use swaps to gain  exposure to specific  markets.  For  example, suppose bond dealers  have  particularly  low  inventories  of corporate  bonds, making it  difficult  for a fixed  income fund to increase  its  exposure to the corporate  bond segment of the market.  It is generally not possible to purchase exchange-traded  options on a  corporate  bond  index.  A Fund  could  replicate exposure to the corporate bond market,  however, by engaging in an index swap in which the Fund gains  exposure to a corporate  bond index in return for paying a
LIBOR-based floating interest rate.

Other uses of swaps could help permit a Fund to preserve a return or spread on a particular  investment  or portion  of its  portfolio  or to protect  against an increase in the price of securities the Fund  anticipates  purchasing at a later date.  Interest rate swaps may also be  considered as a substitute  for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The  primary  risk  of  swap  transactions  is  the   creditworthiness   of  the
counterparty,  since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often  referred  to as  counterparty  risk.  If there is a default  by a counterparty in a swap transaction, a Fund's potential loss is the net amount of payments the Fund is  contractually  entitled to receive for one payment  period
(if any-- the Fund could be in a net payment position),  not the entire notional amount, which does not change hands in a swap transaction.  Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction.  A Fund will have contractual remedies pursuant to the swap agreement but, as with any  contractual  remedy,  there is no guarantee that the
Fund would be successful  in pursuing  them-- the  counterparty  may be judgment proof due to insolvency,  for example. A Fund thus assumes the risk that it will be  delayed or  prevented  from  obtaining  payments  owed to it.  The  standard industry  swap  agreements  do,  however,  permit  a Fund  to  terminate  a swap agreement  (and thus  avoid  making  additional  payments)  in the event  that a counterparty fails to make a timely payment to the Fund.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap  transactions as a dealer.  A Fund will not be permitted to enter into any swap  transaction  unless,  at the time of entering  into such transaction,  the unsecured long-term debt of the actual counterparty,  combined with any  credit  enhancements,  is rated  at  least A by S&P or  Moody's  or is determined to be of equivalent credit quality by the Manager.  In addition,  the
Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to  counterparty  risk, the use of swaps also involves risks similar to those  associated  with  ordinary  portfolio  security  transactions.  If the portfolio  manager  is  incorrect  in his or her  forecast  of market  values or interest  rates,  the investment  performance of a Fund which has entered into a swap  transaction  could  be less  favorable  than it  would  have  been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

In order to ensure that the Funds will only engage in swap  transactions  to the extent  consistent with their  investment  objectives and strategies,  each Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities,  instruments or markets that are otherwise eligible  investments for the Fund.  Similarly,  the extent to which a
Fund may invest in a swap, as measured by the notional  amount,  will be subject to the same  limitations  as the  eligible  investments  to which the  purchased reference rate relates.

Each Fund will, consistent with industry practice,  segregate and mark-to-market daily cash or other  liquid  assets  having an  aggregate  market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled  payments  with respect to each swap  contract.  To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the
Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment  obligations.  For example, if a Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make  increased  payments  if interest  rates rise,  which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

There is not a well developed secondary market for interest rate or index swaps.
Most interest rate swaps are nonetheless  relatively  liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.
Many index swaps,  on the other hand, are considered to be illiquid  because the counterparty/dealer  will  typically  not  unwind  an  index  swap  prior to its termination  (and,  not  surprisingly,  index  swaps  tend to have much  shorter terms). The Fund may therefore treat all swaps as subject to their limitation on illiquid investments.  For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

Swaps will be priced  using fair value  pricing.  The income  provided by a swap should be  qualifying  income for purposes of  Subchapter  M of the Code.  Swaps should not  otherwise  result in any  significant  diversification  or valuation issues under Subchapter M.

The following  information about Loans and Other Direct Indebtedness is added to the section entitled "Investment Strategies and Risks":

Loans and Other Direct Indebtedness
Each Fund may purchase  loans and other  direct  indebtedness.  In  purchasing a loan, a Fund  acquires  some or all of the  interest of a bank or other  lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured,  although some may be unsecured. Such loans may be in default at the  time of  purchase.  Loans  that  are  fully  secured  offer a Fund  more protection  than an  unsecured  loan in the event of  non-payment  of  scheduled interest or principal.  However,  there is no assurance that the  liquidation of
collateral   from  a  secured  loan  would  satisfy  the  corporate   borrower's
obligation,  or that the  collateral  can be  liquidated.  These  loans are made generally to finance internal growth, mergers, acquisitions,  stock repurchases, leveraged  buy-outs,  and other corporate  activities.  Such loans are typically made by a syndicate of lending  institutions,  represented  by an agent  lending institution  that has negotiated and structured the loan and is responsible  for collecting interest,  principal,  and other amounts due on its own behalf and on behalf of the others in the  syndicate,  and for  enforcing  its and their other rights  against the borrower.  Alternatively,  such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution  in a loan or as an  assignment,  pursuant  to  which  a Fund  would purchase  an  assignment  of a portion of a lender's  interest  in a loan either directly from the lender or through an intermediary.

A Fund  may  also  purchase  trade  or other  claims  against  companies,  which generally  represent  money  owned  by the  company  to a  supplier  of goods or services.  These  claims may also be  purchased at a time when the company is in default.

Certain of the loans and the other  direct  indebtedness  acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay  additional  cash on a certain  date or on demand.  These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company's  financial  condition  makes it  unlikely  that such  amounts  will be repaid).  To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a  segregated  account cash or other high grade debt  obligations  in an amount  sufficient  to meet such  commitments.  A
Fund's ability to receive payment of principal,  interest, and other amounts due in  connection  with these  investments  will depend  primarily on the financial condition of the borrower.  In selecting the loans and other direct indebtedness that a Fund will purchase,  the  investment  manager will rely upon its own (and not the original lending  institution's)  credit analysis of the borrower.  As a
Fund may be required to rely upon  another  lending  institution  to collect and pass onto the Fund  amounts  payable with respect to the loan and to enforce the
Fund's  rights  under the loan and other  direct  indebtedness,  an  insolvency, bankruptcy,  or reorganization  of the lending  institution may delay or prevent the Fund from  receiving  such amounts.  In such cases,  a Fund will evaluate as well the  creditworthiness  of the lending  institution  and will treat both the borrower and the lending  institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the  diversification  of the Fund's portfolio investments.  The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market  conditions.  Investments in such loans and other  direct  indebtedness  may involve  additional  risk to the
Funds.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.